Exhibit 10.2

LENDER JOINDER AGREEMENT

This LENDER JOINDER AGREEMENT (this “Agreement”), dated as of February 12, 2010, is entered into by and between CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (the “New Lender”) and CISCO SYSTEMS, INC. (the “Borrower”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders party thereto and Bank of America, N.A. as Administrative Agent, entered into that certain Credit Agreement dated as of August 17, 2007 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrower has requested that the Aggregate Commitments be increased by $120,000,000 to an aggregate amount of $3,000,000,000; and

WHEREAS, the New Lender has agreed to provide a Commitment in the amount of $120,000,000 on the terms and conditions set forth herein and to become a Lender under the Credit Agreement in connection therewith.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    The New Lender hereby agrees to provide a Commitment in the amount set forth on Exhibit A attached hereto and the Applicable Percentage of the New Lender shall be as set forth therein.

2.    The New Lender shall be deemed to have purchased, without recourse, a risk participation from (a) the L/C Issuers in all Letters of Credit issued or existing under the Credit Agreement and the obligations arising thereunder in an amount equal to its Applicable Percentage of the obligations under such Letters of Credit, and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the L/C Issuers and discharge when due, its Applicable Percentage of the obligations arising under such Letters of Credit, and (b) the Swing Line Lender in all Swing Line Loans issued or existing under the Credit Agreement and the obligations arising thereunder in an amount equal to its Applicable Percentage of the obligations under such Swing Line Loan, and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Swing Line Lender and discharge when due, its Applicable Percentage of the obligations arising under such Swing Line Loans.

3.    The New Lender (a) represents and warrants that it (i) has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement and (ii) meets all requirements of an Eligible Assignee under the Credit Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that, as of the date hereof, the New Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, (iii) perform all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a “Lender” under the Credit Agreement, including its obligations under Section 3.01 thereof and (iv) shall have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

4.    The Borrower agrees that, as of the date hereof, the New Lender shall (a) be a party to the Credit Agreement and the other Loan Documents, (b) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

5.    The applicable address, facsimile number and electronic mail address of the New Lender for purposes of Section 10.02 of the Credit Agreement are as set forth in the New Lender’s Administrative Questionnaire delivered by the New Lender to the Administrative Agent on or before the date hereof or to such other address, facsimile number and electronic mail address as shall be designated by the New Lender in a notice to the Administrative Agent.

6.    The Borrower will prepay (subject to Section 3.05 of the Credit Agreement) and reborrow (pursuant to the terms of the Credit Agreement) the outstanding Loans as of the date hereof, if any, in an amount necessary such that after giving effect to the increase in the Aggregate Commitments, each Lender (existing Lenders and the New Lender) will hold its Applicable Percentage of outstanding Loans.

7.    Following the effectiveness of the increase in the Aggregate Commitments, Schedule 2.01 to the Credit Agreement will be deemed to be amended and restated in its entirety in the form of Exhibit B attached hereto.

8.    This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

9.    This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

NEW LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK as New Lender

	By:	/s/ David Cagle
	Name:	David Cagle
	Title:	Managing Director

	By:	/s/ Blake Wright
	Name:	Blake Wright
	Title:	Managing Director

BORROWER:	CISCO SYSTEMS, INC.

	By:	/s/ Roger Biscay
	Name:	Roger Biscay
	Title:	Vice President, Treasurer

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender and L/C Issuer

By:	/s/ Andreas Neumeier
Name:	Andreas Neumeier
Title:	Managing Director

By:	/s/ Stefan Freckmann
Name:	Stefan Freckmann
Title:	Vice President

Accepted and Agreed:

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and an L/C Issuer

By:	/s/ Christina Felsing
Name:	Christina Felsing
Title:	Vice President

Exhibit A to

Lender Joinder Agreement

Lender	Applicable Percentage	Commitment

Credit Agricole Corporate and Investment Bank	4.000000000%	$120,000,000.00

Exhibit B to

Lender Joinder Agreement

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Bank	Commitment	Applicable Percentage

Bank of America, N.A.	$250,000,000.00	8.333333333%

Deutsche Bank AG New York Branch	$250,000,000.00	8.333333333%

JPMorgan Chase Bank, N.A.	$215,000,000.00	7.166666667%

Morgan Stanley Bank	$215,000,000.00	7.166666667%

Barclays Bank PLC	$170,000,000.00	5.666666667%

BNP Paribas	$170,000,000.00	5.666666667%

HSBC Bank USA, National Association	$170,000,000.00	5.666666667%

ING Bank N.V.	$170,000,000.00	5.666666667%

UBS Loan Finance LLC	$170,000,000.00	5.666666667%

Wachovia Bank, National Association	$170,000,000.00	5.666666667%

William Street Commitment Corp.	$170,000,000.00	5.666666667%

Credit Agricole Corporate and Investment Bank	$120,000,000.00	4.000000000%

Credit Suisse, Cayman Islands Branch	$120,000,000.00	4.000000000%

Wells Fargo Bank, N.A.	$120,000,000.00	4.000000000%

Citibank, N.A.	$115,000,000.00	3.833333333%

Merrill Lynch Bank USA	$115,000,000.00	3.833333333%

Standard Chartered Bank	$90,000,000.00	3.000000000%

Commerzbank AG New York Branch and Grand Cayman Branch	$75,000,000.00	2.500000000%

Intesa Sanpaolo S.P.A.	$75,000,000.00	2.500000000%

DNB Norbank ASA	$50,000,000.00	1.666666667%

TOTAL	$3,000,000,000.00	100.000000000%